SHARE PURCHASE AGREEMENT

    THIS SHARE PURCHASE AGREEMENT (this "Agreement") is made and entered into as of this 6th day of April, 1996, by and among Thomas Hickey ("Seller") and Peter Vita and Douglas Barley (collectively, the "Buyers").

                                  RECITALS

    A. Following the recapitalization of the Company of even date herewith, the authorized capital stock of PhoneTime, Inc., a New York corporation ("PTI"), consists of 200 shares of common stock, no par value ("Common Shares") of which 87 shares are issued and outstanding and 43.5 are held by the Seller.

    B. Concurrently herewith there shall be executed and delivered: a Subscription Agreement by and among the Buyers and PTI ("Subscription Agreement").

    C. The Seller wishes to sell 3-3/14 Common Shares to Peter Vita ("Vita Shares") and 1-4/14 Common Shares to Douglas Barley ("Barley Shares") for the consideration and under the terms and conditions set forth herein.

                                  AGREEMENTS

    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged:

                                  ARTICLE 1
                                 DEFINITIONS

    In addition to capitalized terms defined elsewhere in this Agreement, the following terms have the meanings specified or referred to in this Article 1:

    "Affiliate" means, with respect to any person, any other person who directly or indirectly controls, is controlled by or is under common control with such person, and in addition with respect to officers, directors and stockholders of any person, any relative or spouse (or relative of such spouse) who resides with any such officer, director or spouse.

    "Encumbrance" means any lien, claim, charge, security interest, mortgage, pledge, easement, conditional sale or other title retention agreement, defect in title, covenant or other restrictions of any kind.
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                                   ARTICLE 2
                                SALE OF SHARES

    2.1 Sale of Shares. Subject to the provisions of this Agreement (a) the Seller agrees to sell, and Peter Vita agrees to purchase, at Closing, the Vita Shares, and (b) the Seller agrees to sell, and Douglas Barley agrees to purchase, at Closing, the Barley Shares.

    2.2 Purchase Price. The purchase price for the Common Shares shall be as follows:

    (a) With respect to the Vita Shares, one dollar per share, payable by Peter Vita at Closing; and

    (b) With respect to the Barley Shares, one dollar per share, payable by Douglas Barley at Closing.

    2.3 Share Issuance Procedure. At Closing, the Buyers shall deliver to the Seller the consideration set forth above, together with any documents reasonably required by the Seller. At Closing, the Seller deliver to each Buyer a certificates representing such Buyer's respective Shares duly endorsed (or accompanied by duly executed stock powers) for transfer to Buyers.

    2.4 Further Assurances. If at any time after the Closing, the Seller or any of the Buyers shall consider or be advised that any agreements, assurances or any other acts or things are necessary to implement the transfer of shares hereunder, each party shall execute and deliver all such agreements and assurances and do all such other acts and things reasonably necessary, desirable or proper to carry out the purpose of this Agreement.

                                  ARTICLE 3
                      REPRESENTATIONS AND WARRANTIES OF
                                 THE BUYERS

    As an inducement to the Seller to enter into this Agreement and to consummate the transactions contemplated hereby, each of the Buyers, severally and not jointly, represents and warrants to Seller as follows:

    3.1 Authority of Buyers. This Agreement has been duly executed and delivered by each Buyer and constitutes a valid and binding obligation of such Buyer enforceable against him in accordance with its terms. Neither the execution and delivery of this Agreement or any of the other agreements or instruments contemplated hereby or the consummation of any of the transactions contemplated hereby or thereby nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof does or will:

        (a) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, or result in the creation or imposition of any Encumbrance upon
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any of the properties of the Buyer, or under any note, instrument, agreement, mortgage, lease, license, franchise, permit, judgment, order, award, decree or other authorization, right, restriction or obligation to which the Buyer is a party or any of his properties is subject or by which the Buyer is bound, or any law, rule, regulation or other legal requirement affecting the Buyer or his properties, or

        (b) require the approval, consent, authorization or act of, or the making by the Buyer of any declaration, filing or registration with, any third party or any foreign, federal, state or local court, governmental authority or regulatory body.

    3.2 Disclosure. None of the representations or warranties of the Buyers contained herein and none of the other information or documents furnished or to be furnished to Seller or any of its representatives by the Buyers or their representatives pursuant to the terms of this Agreement, is false or misleading in any material respect or omits to state a fact herein or therein necessary to make the statements herein or therein not misleading in any material respect.

                                  ARTICLE 4
                       REPRESENTATIONS AND WARRANTIES
                                  OF SELLER

    As an inducement to the Buyers to enter into this Agreement and to consummate the transactions contemplated hereby, the Seller hereby represents and warrants to the Buyers as follows:

    4.1 Authority of The Seller. This Agreement has been duly executed and delivered by the Seller and is the legal, valid and binding agreement of the Seller, enforceable in accordance with its terms. Neither the execution and delivery of this Agreement or any of the other agreements or instruments contemplated hereby or the consummation of any of the transactions contemplated hereby or thereby, nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof will:

        (a) conflict with the Certificate of Incorporation or By-Laws of PTI, or result in a breach of the terms, conditions or provisions, or constitute a default, or an event of default or an event creating rights of acceleration, termination or cancellation or loss of rights under, or result in the creation or imposition of any Encumbrance upon any of the properties of the Seller, under any note, instrument, agreement, mortgage, lease, license, franchise, permit, judgment, order, award, decree or other authorization, right, restriction or obligation to which the Seller is a party, or any of its properties is subject or by which the Seller is bound, or any statute, other law or regulatory provision affecting the Seller or his properties; or

        (b) require the approval, consent, authorization or act of, or the making by the Seller of any declaration, filing or registration with, any
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third party or any foreign, federal, state or local court, governmental authority or regulatory body.

    4.2 Disclosure. None of the representations or warranties of the Seller contained herein and none of the other information or documents furnished or to be furnished to the Buyers or any of their representatives by the Seller or its representatives pursuant to the terms of this Agreement, is false or misleading in any material respect or omits to state a fact herein or therein necessary to make the statements herein or therein not misleading in any material respect.

                                  ARTICLE 5
                          ACTION PRIOR TO CLOSING

    The respective parties hereto covenant and agree to take the following actions between the date hereof and the Closing:

    5.1 Preserve Accuracy of Representations and Warranties. Each of the parties hereto shall refrain from taking any action which would render any representation or warranty contained in Article 3 or 4 of this Agreement inaccurate as of the Closing Date. Each party shall promptly notify the others of any action, suit or proceeding that shall be instituted or threatened against such party to restrain, prohibit or otherwise challenge the legality of any transaction contemplated by this Agreement. Each party shall promptly notify the other parties of any lawsuit, claim, proceeding or investigation that may be threatened, brought, asserted or commenced against such party that would have been listed in a Schedule hereto by such party if such lawsuit, claim, proceeding or investigation had arisen prior to the date hereof.

    5.2 Consents and Approvals. Each party hereto shall cooperate in using such party's best efforts promptly to obtain all consents and amendments from parties to contracts, licenses, leases and other agreements and all consents, amendments or permits from governmental authorities, which are required by the terms thereof, this Agreement or otherwise for the due and punctual consummation of the transactions contemplated by this Agreement.

    5.3 No Public Announcement. No party hereto shall, without the approval of the other parties hereto make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that any such party shall be so obligated by law, in which case PTI shall be advised and the parties shall use their best efforts to cause a mutually agreeable release or announcement to be issued.

                                 ARTICLE 6
                        CONDITIONS PRECEDENT TO
                       OBLIGATIONS OF THE SELLER

    The obligation of the Seller to consummate the sale of the Shares under this Agreement shall, at the option of the Seller, be subject to the
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satisfaction, on or prior to the Closing Date, of each of the following conditions:

    6.1 No Misrepresentation or Breach of Covenants and Warranties. There shall have been no material breach by any Buyer in the performance of any of their respective covenants and agreements herein; each of the representations and warranties of the Buyers contained or referred to herein shall be true and correct in all material respects as of the Closing Date as though made on the Closing Date, except for changes therein specifically permitted by this Agreement or resulting from any transaction expressly consented to in writing by the Seller.

    6.2 No Restraint or Litigation. No action, suit, investigation or proceeding shall have been instituted or threatened to restrain or prohibit or otherwise challenge the legality or validity of the transactions contemplated hereby.

    6.3 Agreements. Peter Vita, Douglas Barley and PTI shall have entered into the Subscription Agreement and the transactions contemplated thereby shall be consummated concurrently herewith.

    6.4 Necessary Governmental Approvals. The parties shall have received all governmental and regulatory approvals and actions necessary to consummate the transactions contemplated hereby, which are required to be obtained prior to the Closing Date by applicable law or regulation or which are necessary to prevent a material adverse change in the properties, the business or the operations, liabilities, profits, prospects or condition (financial or otherwise) of PTI.

                                ARTICLE 7
                        CONDITIONS PRECEDENT TO
                         OBLIGATIONS OF BUYERS

    The obligation of the Buyers to consummate the purchase of the Shares under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

    7.1 No Misrepresentation or Breach of Covenants and Warranties. There shall have been no material breach by the Seller in the performance of any of its covenants and agreements herein; each of the representations and warranties of the Seller contained or referred to in this Agreement shall be true and correct on the Closing Date as though made on the Closing Date.

    7.2 No Restraint or Litigation. No action, suit or proceeding by any governmental agency shall have been instituted or threatened to restrain, prohibit or otherwise challenge the legality or validity of the transactions contemplated hereby.

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    7.3    Necessary Governmental Approvals.  The parties shall have received all governmental and regulatory approvals and actions necessary to consummate the transactions contemplated hereby, which are required to be obtained prior to the Closing Date by applicable law or regulation or which are necessary to prevent a material adverse change in the properties, the business or the operations, liabilities, profits, prospects or condition (financial or otherwise) of PTI.

    7.4    Agreements.    Peter Vita, Douglas Barley and PTI shall have
entered into the Subscription Agreement.

                                 ARTICLE 8
                                  CLOSING

    8.1 Time and Place. The closing (the "Closing") under this Agreement shall be held on April 6, 1996 (the "Closing Date"), at the offices of PTI or at such other time and place as shall be agreed upon by the Seller and the Buyers.

    8.2 Deliveries. At the Closing, each of the parties hereto shall deliver to the other parties all of the documents and instruments required to be delivered by such party pursuant to Articles 6 and 7 hereof.

                                  ARTICLE 9
                               INDEMNIFICATION

    9.1 Indemnification by Buyers. Each Buyer, severally but not jointly, agrees to indemnify and hold harmless the Seller and his Affiliates (excluding the Buyers), successors and assigns from and against any and all (a) liabilities, losses, costs or damages ("Loss" or "Losses") and (b) reasonable attorneys' and accountants' fees and expenses, court costs and all other reasonable out-of-pocket expenses ("Expense" or "Expenses") incurred by the Seller and his Affiliates (excluding the Buyers), successors and assigns in connection with or arising from any material breach of any warranty or the material inaccuracy of any representation of any Buyer contained in this Agreement.

    9.2 Indemnification by the Seller. The Seller agrees to indemnify and hold harmless each Buyer from and against any and all Losses and Expenses incurred by such Buyer in connection with or arising from any material breach of any warranty or the material inaccuracy of any representation of the Seller contained in this Agreement.

    9.3 Notice of Claims. If the Seller or a Buyer believes that any of the persons indemnified under this Article 9 has suffered or incurred any Loss or incurred any Expense, the Seller or such Buyer shall so notify the other promptly in writing describing such Loss or Expense, the amount thereof, if known, and the method of computation of such Loss or Expense, all with reasonable particularity and containing a reference to the provisions of this
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Agreement or other agreement, instrument or certificate delivered pursuant hereto in respect of which such Loss or Expense shall have occurred. If any action at law or suit in equity is instituted by or against a third party with respect to which any of the indemnified persons intends to claim any liability or expense as Loss or Expense under this Article 9, any such indemnified person shall promptly notify the indemnifying party of such action or suit.

    9.4 Third Party Claims. (a) Subject to paragraph (b) of this Section 9.4, the persons indemnified under this Article 9 shall have the right to conduct and control, through counsel (but no more than one law firm) of their choosing, any third party claim, action or suit, and the persons indemnified may compromise or settle the same, provided that any of the indemnified persons shall give the indemnifying party advance notice of any proposed compromise or settlement. The indemnified persons shall permit the indemnifying party to participate in the defense of any such action or suit through counsel chosen by it, provided that the fees and expenses of such
counsel shall be borne by the indemnifying party.   Any compromise or
settlement with respect to a claim for money damages effected after the indemnifying party by notice to the indemnified party shall have disapproved such compromise or settlement shall discharge the indemnifying party from liability with respect to the subject matter thereof, and no amount in respect thereof shall be claimed as Loss or Expense under this Article 9; provided, however, that if the indemnifying party has not elected to conduct and control an action or suit subject to paragraph (b) of this Section 9.4, such indemnifying party shall have no right to disapprove such compromise or settlement or to be discharged from liability with respect to the subject matter thereof.

         (b) If the remedy sought in any action or suit referred to in paragraph (a) of this Section 9.4 is solely money damages and will have no continuing effect on the business of any indemnified person, the indemnifying party shall have 5 business days after receipt of the notice referred to in the last sentence of Section 9.3 to notify the indemnified persons that it elects to conduct and control such action or suit. If the indemnifying party does not give the foregoing notice, the indemnified persons shall have the right to defend, contest, settle or compromise such action or suit in the exercise of their exclusive discretion, and the indemnifying party shall, upon request from any of the indemnified persons, promptly pay to such indemnified persons in accordance with the other terms of this Article 9 the amount of any Loss resulting from its liability to the third party claimant and all related Expense. If the indemnifying party gives the foregoing notice, the indemnifying party shall have the right to undertake, conduct and control, through counsel of its own choosing and at the sole expense of the indemnifying party, the conduct and settlement of such action or suit, and the indemnified persons shall cooperate with the indemnifying party in connection therewith; provided that (x) the indemnifying party shall not thereby permit to exist any Encumbrance or other adverse charge upon any asset of any indemnified person; (y) the indemnifying party shall permit the indemnified persons to participate in such conduct or settlement through counsel chosen by
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the indemnified persons, but the fees and expenses of such counsel shall be borne by the indemnified persons except as provided in clause (z) below; and
(z) the indemnifying party shall agree promptly to reimburse to the extent required under this Article 9 the indemnified persons for the full amount of any Loss resulting from such action or suit and all related Expense incurred by the indemnified persons, except fees and expenses of counsel for the indemnified persons incurred after the assumption of the conduct and control of such action or suit by the indemnifying party. So long as the indemnifying party is contesting any such action or suit in good faith, the indemnified persons shall not pay or settle any such action or suit without the express prior written consent of the indemnifying party. Notwithstanding the foregoing, the indemnified persons shall have the right to pay or settle any such action or suit, provided that in such event the indemnified persons shall waive any right to indemnity therefor by the indemnifying party, and no amount in respect thereof shall be claimed as Loss or Expense under this Article 9.

                               ARTICLE 10
                               TERMINATION

    10.1 Termination. Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated at any time prior to the Closing Date:

          (a)    by the mutual consent of the parties hereto; and

          (b) by the Seller or the Buyers if the Closing shall not have occurred on or before April 30, 1996 (or such later date as may be mutually agreed to by Seller and the Buyers).

        In the event that this Agreement shall be terminated pursuant to this
Article 10, all further obligations of the parties under this Agreement (other than Sections 5.3, 11.2 and 11.9) shall be terminated without further liability of any party to the other, provided that nothing herein shall relieve any party from liability for its breach of this Agreement.

                              ARTICLE 11
                          GENERAL PROVISIONS

    11.1 Survival of Obligations. All representations, warranties, covenants and obligations contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement.

    11.2 Confidential Nature of Information. Each party agrees that it will treat in confidence all documents, materials and other information that it shall have obtained regarding the other party during the course of the negotiations leading to the consummation of the transactions contemplated hereby (whether obtained before or after the date of this Agreement), and the preparation of this Agreement and other related documents, and, in the event the transactions contemplated hereby shall not be consummated, each party will
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return to the other party all copies of non-public documents and materials that have been furnished in connection therewith. The obligation of each party to treat such documents, materials and other information in confidence shall not apply to any information that (a) such party can demonstrate was already lawfully in its possession prior to the disclosure thereof by the other party, (b) is known to the public and did not become so known through any violation of a legal obligation, (c) became known to the public through no fault of such party, or (d) is later lawfully acquired by such party from other sources.

    11.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York, without regard to conflicts-of-laws principles.

    11.4 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered when delivered personally or when sent by registered or certified mail or by private courier addressed as follows:

     If to Vita, to:

          Peter Vita
          c/o PhoneTime, Inc.
            30-60 Whitestone Expressway
            Flushing, New York 11354


          If to Barley, to:

            Douglas Barley
            c/o PhoneTime, Inc.
            30-60 Whitestone Expressway
            Flushing, New York 11354


    If to Seller,  to:

           Thomas Hickey
           c/o PhoneTime, Inc.
           30-60 Whitestone Expressway
           Flushing, New York 11354

or to such other address as such party may indicate by a notice delivered in writing to the other parties hereto.

    11.5 Successors and Assigns. (a) The rights and obligations of each party under this Agreement shall not be assignable by such party hereto prior to the Closing Date without the express prior written consent of the other parties.
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        (b)    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any person other than the parties and successors and assigns permitted by this Section 11.5 any right, remedy or claim under or by reason of this Agreement.

    11.6 Entire Agreement; Amendments. This Agreement and the Schedules referred to herein and the documents delivered pursuant hereto contain the entire understanding of the parties hereto with regard to the subject matter contained herein or therein. This agreement supersedes all prior and contemporaneous agreements, understandings or intents between or among any of the parties hereto with respect to the subject matter contained herein or therein. The parties hereto, by mutual agreement in writing, may amend, modify and supplement this Agreement.

    11.7 Interpretation. Article titles and headings to sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. The Schedules referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein. So long as the Schedules provide full and clear disclosure, any matter disclosed on one Schedule shall be deemed disclosed on all other relevant Schedules.

    11.8 Waivers. Any term or provision of this Agreement may be waived in writing, or the time for its performance may be extended in writing, by the party or parties entitled to the benefit thereof. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

    11.9 Expenses. Each party hereto will pay all costs and expenses incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including the fees, expenses and disbursements of its counsel and accountants.

    11.10 Partial Invalidity. Whenever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions
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would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

    11.11 Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when two or more counterparts have been signed by each of the parties and delivered to each party hereto.

                  [SIGNATURES ON FOLLOWING PAGE]
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    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                  SELLER:
WITNESS:


------------------------          -----------------------------
Name:                             Thomas Hickey



                                  BUYERS:
WITNESS:


------------------------          --------------------------
Name:                             Peter Vita


WITNESS:


-------------------------         --------------------------
Name:                             Douglas Barley